Exhibit 10.76

Execution Version

CONSENT AND AMENDMENT TO CREDIT FACILITY AGREEMENT

This CONSENT AND AMENDMENT TO CREDIT FACILITY AGREEMENT (this “Consent and Amendment”), dated as of September 30, 2021, is in respect of the Credit Facility Agreement, dated as of August 19, 2019 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among Venture Global Calcasieu Pass, LLC (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”, and together with the Borrower, the “Obligors”), the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, Natixis, New York Branch, as the Credit Facility Agent (in such capacity, the “Credit Facility Agent”), and solely for purposes of Section 3.06 thereof, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Facility Agreement, or if not defined therein, the Common Terms Agreement, dated as of August 19, 2019 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among the Borrower, the Guarantor, the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties, each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”); provided, that capitalized terms used herein in Section 4 and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement. For all purposes of this Consent and Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 (Interpretation) of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, pursuant to Section 2.09 of the Credit Facility Agreement, the Borrower may by written notice to the Credit Facility Agent request increases in the Working Capital Commitments (together with any applicable corresponding increases in the Issuing Bank Limits and Fronting Limits) up to an aggregate principal amount not to exceed the maximum amount of Working Capital Debt permitted pursuant to Section 6.2(a) (Working Capital Debt) of the Common Terms Agreement;

WHEREAS, pursuant Section 6.2(a) (Working Capital Debt) of the Common Terms Agreement, the Borrower may incur Working Capital Debt not exceeding an amount outstanding at any one time equal to the sum of (i) an aggregate principal amount not to exceed the amount of the Working Capital Facility as of the Closing Date and (ii) $255,000,000 on the terms and conditions thereof;

WHEREAS, in accordance with Section 2.09(a) of the Credit Facility Agreement and Section 6.2(a) of the Common Terms Agreement, the Borrower delivered to the Credit Facility Agent the Working Capital Commitment Increase Notice on September 10, 2021 requesting an increase in the Working Capital Commitment of each Working Capital Lender party hereto in the aggregate principal amount of $255,000,000 and corresponding increases in the Issuing Bank Limit and the Fronting Limit of each Issuing Bank party hereto, in each case, as set forth on Exhibit A hereto;

WHEREAS, each Working Capital Lender and each Issuing Bank party hereto (each, an “Incremental Lender/Issuing Bank”, and in the individual roles of Working Capital Lender and Issuing Bank, an “Incremental Lender” and an “Incremental Issuing Bank”, respectively) is willing to increase its Working Capital Commitment, Issuing Bank Limit and/or Fronting Limit, as applicable (such increases in commitments or limits, the “Upsized Commitments/Limits”), as set forth opposite its name on Exhibit A hereto;

WHEREAS, the Borrower requests that each Incremental Lender/Issuing Bank waive the requirement pursuant to Section 2.09(b) of the Credit Facility Agreement that the effective date of the Upsized Commitments/Limits be a date not less than thirty (30) days after the date on which the Working Capital Commitment Increase Notice was delivered to the Credit Facility Agent; and

WHEREAS, in connection with the foregoing and pursuant to Section 2.09(c) of the Credit Facility Agreement and Section 6.2(a) of the Common Terms Agreement, the Borrower has requested that the Credit Facility Agent and each Incremental Lender/Issuing Bank consent and agree, and the Credit Facility Agent and each Incremental Lender/Issuing Bank are willing to consent and agree, to amend the Credit Facility Agreement to reflect the increased Working Capital Commitments, Issuing Bank Limits and Fronting Limits on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent and Amendment; Waiver. Upon the effectiveness of this Consent and Amendment in accordance with Section 3 below, each Incremental Lender/Issuing Bank party hereto hereby (a) consents and agrees (i) to increase its Working Capital Commitment, Issuing Bank Limit and/or Fronting Limit, as applicable, as set forth opposite its name on Exhibit A hereto and (ii) that the section titled “Working Capital Commitments” on Schedule I (Lenders, Commitments) to the Credit Facility Agreement and Schedule II (Issuing Bank Limits) to the Credit Facility Agreement are hereby amended and restated in their entirety and replaced by Schedule A and Schedule B hereto, respectively. The parties hereto acknowledge and agree that this Consent and Amendment shall constitute an Incremental Amendment pursuant to the Credit Facility Agreement; and (b) notwithstanding anything to the contrary in Section 2.09(b) of the Credit Facility Agreement or any other Finance Documents, consents and agrees to waive the requirement that the date on which the Upsized Commitments/Limits become effective shall be a date not less than thirty (30) days after the date on which the Working Capital Commitment Increase Notice was delivered to the Credit Facility Agent.

Section 2. Terms of Upsized Commitments/Limits; Addition of Issuing Bank.

2.1 Terms of Upsized Commitments/Limits. The Applicable Margin, covenants, payment terms, voluntary and mandatory prepayments and other provisions applicable to (a) the Upsized Commitments/Limits consisting of increases to the Working Capital Commitments shall be the same as such provisions applicable to the existing Working Capital Commitments, (b) the Upsized Commitments/Limits consisting of increases to the Issuing Bank Limits shall be the same as such provisions applicable to the existing Issuing Bank Limits and (c)

the Upsized Commitments/Limits consisting of increases to the Fronting Limits shall be the same as such provisions applicable to the existing Fronting Limits. Each of the Lenders increasing their Working Capital Commitments shall be paid a one-time underwriting fee equal to 1.5% of the amount by which such Lender’s Working Capital Commitment has increased, which fee shall be fully earned as of the Effective Date and non-refundable under any circumstances and payable to the Credit Facility Agent for the account of each such Lender within ten (10) Business Days after the date hereof.

2.2 Addition of Issuing Bank. Borrower hereby identifies and designates The Bank of Nova Scotia, Houston Branch as an “Issuing Bank” under the Credit Facility Agreement pursuant to the definition of “Issuing Bank” in the Credit Facility Agreement with the Fronting Limit and Issuing Bank Limit as set forth on Exhibit A, and, by its signature herein, The Bank of Nova Scotia, Houston Branch hereby agrees to accept such designation as an Issuing Bank and to be bound by all of the terms contained in the Credit Facility Agreement and the other Finance Documents binding on an Issuing Bank in such capacity, in each case, subject to the terms and conditions of the Credit Facility Agreement.

Section 3. Effectiveness; Representations and Warranties.

3.1 Effectiveness. This Consent and Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied (the “Effective Date”):

(a) delivery of executed counterparts of this Consent and Amendment by each of (i) the Borrower, (ii) the Credit Facility Agent and (ii) each Incremental Lender/Issuing Bank party hereto;

(b) satisfaction of the each of the other conditions set forth in Section 2.09(c) of the Credit Facility Agreement; and

(c) the Intercreditor Agent has received, at least three (3) Business Days prior to the Effective Date, a certificate from the Borrower that (1) identifies each holder of Working Capital Commitments (after giving effect to the Upsized Commitments/Limits contemplated herein) and (2) attaches a copy of the proposed form of this Consent and Amendment.

3.2 Representations and Warranties. The Borrower hereby represents and warrants to each Incremental Lender/Issuing Bank and the Credit Facility Agent that, as of the Effective Date:

(a) no Loan Facility Event of Default or Unmatured Loan Facility Event of Default exists before or after giving effect to the Upsized Commitments/Limits;

(b) since the time of the financial statements most recently provided pursuant to Section 10.1(a) (Accounting, Financial and Other Information) of the Common Terms Agreement, no developments have occurred which, individually or in the aggregate, have resulted in or could reasonably be expected to result in a Material Adverse Effect; and

(c) each of the Repeated Representations made by each Obligor is true and correct in all material respects, except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Obligor on and as of the Effective Date (or, if stated to have been made solely as of an earlier date, as of such earlier date) (it being understood and agreed that, for purposes of the representations and warranties contemplated by this clause (c), the Credit Facility Agreement shall be as amended by this Consent and Amendment, and this Consent and Amendment shall be a Transaction Document).

Section 4. Security.

4.1 Common Security and Account Agreement. As security for the payment in full in US Dollars or the performance in full, as the case may be, of the Senior Debt Obligations (which include Senior Debt Obligations arising under the Credit Facility Agreement, as amended by this Consent and Amendment), each Obligor confirms and agrees that, pursuant to the Common Security and Account Agreement, it has collaterally assigned, pledged and granted, and as of the date hereof it continues to collaterally assign, pledge and grant, to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing Lien on all of such Obligor’s right, title and interest whether now owned or hereafter existing or acquired in, to and under the Collateral described in the Common Security and Account Agreement, including Section 3.2 thereof.

4.2 Pledge Agreement. As security for the payment in full in US Dollars or the performance in full, as the case may be, of the Senior Debt Obligations (which include Senior Debt Obligations arising under the Credit Facility Agreement, as amended by this Consent and Amendment), the Pledgor confirms and agrees that, pursuant to the Pledge Agreement, it has collaterally assigned, pledged and granted, and as of the date hereof it continues to collaterally assign, pledge and grant, to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing Lien on all of the Pledgor’s right, title and interest whether now owned or hereafter existing or acquired in, to and under the Collateral described in the Pledge Agreement, including Section 2.1 thereof.

Section 5. Financing Document. This Consent and Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 6. Governing Law; Jurisdiction; Etc..

6.1 Governing Law. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.2 Jurisdiction; Etc. The provisions of Sections 11.03(b), 11.03(c), 11.03(d) and 11.03(e) of the Credit Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

Section 7. Headings. All headings in this Consent and Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 8. Binding Nature and Benefit; Amendment. This Consent and Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Consent and Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 9. Severability. The provisions of Section 11.14 of the Credit Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

Section 10. Counterparts. This Consent and Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment.

Section 11. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Consent and Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Consent and Amendment apply to any other matters.

Section 12. Effect of Amendment. From and after the Effective Date, any reference in the Credit Facility Agreement or any Finance Document or other documents, certificates or instruments related thereto or annexes, schedules or exhibits referring to the Credit Facility Agreement or any component thereof shall be deemed to refer to the Credit Facility Agreement or component thereof as amended by this Consent and Amendment and references in the Credit Facility Agreement to “this Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Facility Agreement as amended hereby.

Section 13. Electronic Execution. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Consent and Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state, provincial or territorial laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the Parties have caused this Consent and Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel and Secretary

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel and Secretary

CALCASIEU PASS PLEDGOR, LLC, as the Pledgor

By:	/s/ Keith Larson
Name: Keith Larson
Title: General Counsel and Secretary

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Frederic Bouley
Name: Frederic Bouley
Title: Director

By:	/s/ Urs Fischer
Name: Urs Fischer
Title: Executive Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

CAIXABANK, S.A., as Incremental Lender/Issuing Bank

By:	/s/ Antoni Jofre & Helena Torres
Name: Antoni Jofre & Helena Torres Title: Director & Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION, as Incremental Lender/Issuing Bank

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

PROJECT AND TRADE FINANCE CORE FUND

AND

FEDERATED HERMES PROJECT AND TRADE FINANCE TENDER FUND, as Incremental Lenders/Issuing Banks

By:	/s/ Christopher P. McGinley
Name: Christopher P. McGinley
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

GOLDMAN SACHS BANK USA,
as Incremental Lender/Issuing Bank

By:	/s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC, as Incremental Lender/Issuing Bank

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Gabriel D’Huart
Name: Gabriel D’Huart
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Incremental Lender/Issuing Bank

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Incremental Lender/Issuing Bank

By:	/s/ Junji Hasegawa
Name: Junji Hasegawa
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

Banco Santander, S.A., New York Branch, as Incremental Lender/Issuing Bank

By:	/s/ Nuno Andrade
Name: Nuno Andrade
Title: Managing Director

By:	/s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Incremental Lender/Issuing Bank

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK N.A., as Incremental Lender/Issuing Bank

By:	/s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Incremental Lender/Issuing Bank

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Incremental Lender/Issuing Bank

By:	/s/ Amit Roy
Name: Amit Roy
Title: Executive Director

By:	/s/ Nasir Khan
Name: Nasir Khan
Title: Managing Director

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Incremental Lender/Issuing Bank

By:	/s/ Alexandra Grossman
Name: Alexandra Grossman

By:	/s/ Michael Fabisiak
Name: Michael Fabisiak

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Acknowledged and agreed as of the first date set forth above.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Incremental Lender/Issuing Bank

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY SENIOR FUNDING, INC., as Incremental Lender/Issuing Bank

By:	/s/ Michael Pasquarello
Name: Michael Pasquarello
Title: Vice President

SIGNATURE PAGE TO CONSENT AND AMENDMENT

Exhibit A

Working Capital Commitment Increase, Issuing Bank Limit Increase, and Fronting Limit

Increase

[Omitted]